UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

AMENDMENT N O. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

Eason Education Kingdom Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52273

(Commission File Number)

88-0435998

(IRS Employer Identification No.)

Unit 19, 35/F., Tower 1

Millennium City 1, No. 388 Kwun Tong Road

Kwun Tong, Kowloon, Hong Kong

(Address of principal executive offices)(Zip Code)

+852 2111 0810

Registrant's telephone number, including area code

_______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 31, 2016, Eason Education Kingdom Holdings, Inc., a Nevada corporation (the "Company"), filed Current Report on Form 8-K (the "Original Form 8-K"), disclosing that the Company had changed its independent registered public accounting firm. In the Original Form 8-K, the Company stated that it would file Stephen Wan Accountancy's response as Exhibit 16.1 in an amendment to the Original Form 8-K. This Amendment No. 1 to Form 8-K is made solely to file Stephen Wan Accountancy's response as Exhibit 16.1. No other changes are made to the Original Form 8-K, except to revise the sentence, "The Company will file Stephen Wan Accountancy's response as Exhibit 16.1 in an amendment to this Current Report on Form 8-K" to reflect the fact that Stephen Wan Accountancy's response is filed as Exhibit 16.1.

Item 4.01 Changes in Registrant's Certifying Accountant

(a) On May 27, 2016, Eason Education Kingdom Holdings, Inc., a Nevada corporation (the "Company"), notified Stephen Wan Accountancy Corporation ("Stephen Wan Accountancy"), that the Company had dismissed Stephen Wan Accountancy as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal based on Stephen Wan Accountancy not completing its audit of the Company's financial statements for the fiscal year ended December 31, 2015, due to the death of Stephen Wan, of Stephen Wan Accountancy, on April 10, 2016, and Stephen Wan Accountancy not subsequently engaging a person who could sign an audit report related to the Company's financial statements for the fiscal year ended December 31, 2015.

Stephen Wan Accountancy never issued or otherwise provided any report regarding the Company's financial statements for any fiscal year end, or any statement of operations, stockholders' equity (deficit) and cash flows of any fiscal year end of the Company.

Since September 5, 2015, the date of appointment of Stephen Wan Accountancy, and during the period through the date of dismissal, the Company had no disagreement with Stephen Wan Accountancy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stephen Wan Accountancy a copy of the above disclosures and requested Stephen Wan Accountancy to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Stephen Wan Accountancy's response is filed as Exhibit 16.1 in this Current Report on Form 8-K.

(b) On May 27, 2016, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of DCAW (CPA) Limited ("DCAW"), the Company's new independent registered public accountants, which appointment DCAW has accepted with the dismissal of Stephen Wan Accountancy.

During the two most recent fiscal years and the interim period preceding the engagement of DCAW, the Company has not consulted with DCAW regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by DCAW or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Stephen Wan Accountancy and therefore did not discuss any past disagreements with DCAW.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter dated May 31 , 2016, from Stephen Wan Accountancy Corporation

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eason Education Kingdom Holdings, Inc.

Date: June 9 , 2016	By:	/s/ Cheng Kin Ning, Kenny
	Name:	Cheng Kin Ning, Kenny
	Title:	Chief Financial Officer
(principal financial officer and principal accounting officer)